RESIDENTIAL ACCREDIT LOANS, INC.

                                   Depositor,

                        RESIDENTIAL FUNDING COMPANY, LLC,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee




                                 AMENDMENT NO. 1

                          dated as of November 8, 2006



                                  Amending the

                         POOLING AND SERVICING AGREEMENT

                    among the Depositor, the Master Servicer
                                 and the Trustee

                            Dated as of July 1, 2006



                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2006-QS9

        AMENDMENT NO. 1 ("Amendment"), dated as of November 8, 2006 to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

        WHEREAS, RESIDENTIAL ACCREDIT LOANS, INC. (the "Depositor"), RESIDENTIAL FUNDING COMPANY, LLC (the "Master Servicer") and DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Trustee"), entered into a Series Supplement, dated as of July 1, 2006 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Standard Terms" and, together with the Series Supplement, the "Pooling and Servicing Agreement" or the "Agreement"), providing for the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS9;

        WHEREAS, Section 11.01(a)(ii) of the Agreement permits the amendment of the Agreement by the Depositor, the Master Servicer and the Trustee to correct or supplement any provisions therein, which may be inconsistent with any other provisions therein or to correct any error;

        WHEREAS, the Depositor, the Master Servicer and the Trustee wish to amend the Agreement on the terms and conditions set forth herein;

        WHEREAS, the Depositor hereby authorizes and directs the Trustee to enter into this Amendment No. 1 on the terms provided herein and the Trustee, by execution of this Amendment No. 1, complies therewith; and

        WHEREAS, the execution of this Amendment No. 1 has been duly authorized by the Depositor, the Master Servicer and the Trustee;

        NOW THEREFORE, the Depositor, the Master Servicer and the Trustee hereby agree as follows:

        Section 1.

        Clause (i) of the third sentence of Section 4.05 entitled "Allocation of Realized Losses" of the Agreement is hereby amended effective as of the date hereof by deleting clause (i) in its entirety and replacing it with the following:

               "(i) the Group I Senior (other than the Class I-A-P Certificates) and, in the case of the interest portion of such Realized Loss, the Class I-A-V Certificates (in the case of a Group I Loan) on a pro rata basis, provided, however, that up to $4,050,000 of such Realized Losses otherwise allocable to the Class I-A-1 Certificates, up to $499,000 of such Realized Losses otherwise allocable to the Class I-A-4 Certificates, up to $726,000 of such Realized Losses otherwise allocable to the Class I-A-7 Certificates, up to $2,875,000 of such Realized Losses otherwise allocable to the Class I-A-8 Certificates and up to $401,000 of such Realized Losses otherwise allocable to the Class I-A-10 Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance of the Senior Support Certificates has been reduced to zero,"

        Section 2.

        This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


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        IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.,
                                            as Depositor



                                            By:   /s/ Heather Anderson
                                            Name:  Heather Anderson
                                            Title: Vice President






                                            RESIDENTIAL FUNDING
                                            COMPANY, LLC, as Master Servicer



                                            By:    /s/ Benita Bjorgo
                                            Name:  Benita Bjorgo
                                            Title: Associate






                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           as Trustee



                                            By:    /s/ Karlene Benvenuto
                                            Name:  Karlene Benvenuto
                                            Title:  Authorized Signer